Exhibit (3a.)

















                    RESTATED ARTICLES OF INCORPORATION



                                    of



                       NORTHWEST NATURAL GAS COMPANY



















                   as Filed and Effective June 24, 1988

                              STATE OF OREGON

                           CORPORATION DIVISION

                           158 12th Street N.E.
                              Salem, OR 97310


   Registry Number:
       014302-14

                    RESTATED ARTICLES OF INCORPORATION
                           Business Corporation


1.   The name of the corporation is Northwest Natural Gas
Company.

2. A copy of the Restated Articles of Incorporation is attached.

3. The Restated Articles of Incorporation do not contain amendments which require shareholder approval. These
     Restated Articles were duly adopted by the Board of Directors.












Execution: Robert L. Ridgley  Robert L. Ridgley President
           Signature          Printed Name      Title


Person to contact
 about this filing:      C. J. Rue             (503) 220-2411
                         Name                  Daytime Phone

                    RESTATED ARTICLES OF INCORPORATION
                                    OF
                       NORTHWEST NATURAL GAS COMPANY



(These Restated Articles of Incorporation of Northwest Natural
Gas Company supersede its theretofore existing Restated Articles of Incorporation and all amendments thereto.)

                                 ARTICLE I

A.   The name of this corporation is NORTHWEST NATURAL GAS
     COMPANY, and its duration shall be perpetual.

                                ARTICLE II

A. The purposes of the corporation are to engage in any lawful activity for which corporations may be organized under the Oregon Business Corporation Act.

                                ARTICLE III

A. The aggregate number of shares of capital stock which the corporation shall have authority to issue is 33,500,000 shares, divided into 1,500,000 shares of Preferred Stock without par value, issuable in series as hereinafter provided, 2,000,000 shares of Preference Stock without par value, issuable in series as hereinafter provided, and 30,000,000 shares of Common Stock of the par value of $3-1/6 per share.

B. Each certificate for shares of Common Stock of a par value other than $3-1/6 per share, so long as it remains outstanding, shall evidence and represent an equal number of shares of Common Stock of $3-1/6 par value. Each certificate for shares of the 4.68% Series, 4.75% Series, 6.875% Series or 8% Series of the Preferred Stock of the par value of $100 per share, so long as it remains outstanding, shall evidence and represent, respectively, an equal number of shares of the $4.68 Series, $4.75 Series, $6.875 Series or $8 Series of the Preferred Stock, without par value.

C. A statement of the preferences, limitations and relative rights of each class of capital stock of the corporation, namely, the Preferred Stock, the Preference Stock and the Common Stock, of the variations in the relative rights and preferences as between series of the Preferred Stock and as between series of the Preference Stock, insofar as the same are fixed by these Restated Articles of Incorporation, and of the authority vested in the board of directors of the corporation to establish series of Preferred Stock and series of Preference Stock and to fix and determine the variations in the relative rights and preferences as between series insofar as the same are not fixed by these Restated Articles of Incorporation, is as follows:

                              Preferred Stock

     1. The shares of the Preferred Stock may be divided into and issued in series. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series of the Preferred Stock and all other classes of capital stock of the corporation. To the extent that these Restated Articles of Incorporation shall not have established series of the Preferred Stock and fixed and determined the variations in the relative rights and preferences as between series, the board of directors shall have authority, and is hereby expressly vested with authority, to divide the Preferred Stock into series and, within the limitations set forth in these Restated Articles of Incorporation and such limitations as may be provided by law, to fix and determine the relative rights and preferences of any series of the Preferred Stock so established. Such action by the board of directors shall be expressed in a resolution or resolutions adopted by it prior to the issuance of shares of each series, which resolution or resolutions shall also set forth the distinguishing designation of the particular series of the Preferred Stock established thereby. Without limiting the generality of the foregoing, authority is hereby expressly vested in the board of directors so to fix and determine with respect to any series of the Preferred Stock:

          (a)  The rate of dividend;

          (b) The price at which and the terms and conditions on which shares may be redeemed;

          (c) The amount payable upon shares in the event of voluntary and involuntary liquidation;

          (d) Sinking fund provisions, if any, for the redemption or purchase of shares; and

          (e) The terms and conditions, if any, on which shares may be converted if the shares of any series are issued with the privilege of conversion.

          All shares of the Preferred Stock of the same series shall be identical except that shares of the same series issued at different times may vary as to the dates from which dividends thereon shall be cumulative; and all shares of the Preferred Stock, irrespective of series, shall constitute one and the same class of stock, shall be of equal rank, and shall be identical except as to the designation thereof, the date or dates from which dividends on shares thereof shall be cumulative, and the relative rights and preferences set forth above in clauses (a) through (e) of this subdivision, as to which there may be variations between different series. Except as otherwise may be provided by law, by subdivision III.C.7., or by the resolutions establishing any series of Preferred Stock in accordance with the foregoing provisions of this subdivision, whenever the written consent, affirmative vote, or other action on the part of the holders of the Preferred Stock may be required for any purpose, such consent, vote or other action shall be taken by the holders of the Preferred Stock as a single class irrespective of series and not by different series.

     2. The holders of shares of the Preferred Stock of each series shall be entitled to receive dividends, when and as declared by the board of directors, out of any funds legally available for the payment of dividends, at the annual rate fixed and determined with respect to each series either by these Restated Articles of Incorporation or in accordance with subdivision III.C.1., and no more, payable quarterly on the 15th day of February, May, August and November in each year or on such other date or dates as the board of directors shall determine in the resolutions establishing such series. Such dividends shall be cumulative in the case of shares of each series either from the date of issuance of shares of such series or from the first day of the current dividend period within which shares of such series shall be issued, as the board of directors shall determine, so that if dividends on all outstanding shares of each particular series of the Preferred Stock, at the annual dividend rates fixed and determined by the board of directors for the respective series, shall not have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, the deficiency shall be fully paid or dividends equal thereto declared and set apart for payment at said rates before any dividends on the Preference Stock or the Common Stock shall be paid or declared and set apart for payment. In the event more than one series of the Preferred Stock shall be outstanding, the corporation, in making any dividend payment on the Preferred Stock, shall make payments ratably upon all outstanding shares of the Preferred Stock in proportion to the amount of dividends accumulated thereon to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

     3. In the event of any dissolution, liquidation or winding up of the corporation, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Preferred Stock of each series then outstanding shall be entitled to be paid out of the net assets of the corporation available for distribution to its shareholders the respective amounts per share fixed and determined with respect to each series either by these Restated Articles of Incorporation or in accordance with subdivision III.C.1., and no more. If upon dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation available for distribution to its shareholders shall be insufficient to pay the holders of all outstanding shares of Preferred Stock of all series the full amounts to which they shall be respectively entitled as aforesaid, the entire net assets of the corporation available for distribution shall be distributed ratably to the holders of all outstanding shares of Preferred Stock of all series in proportion to the amounts to which they shall be respectively so entitled. For the purposes of this subdivision, any dissolution, liquidation or winding up which may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the corporation by (i) the United States Government or any authority, agency or instrumentality thereof,
          (ii) a State of the United States or any political subdivision, authority, agency or instrumentality thereof, or (iii) a district, cooperative or other association or entity not organized for profit, shall be deemed to be an involuntary dissolution, liquidation or winding up; and a consolidation, merger or amalgamation of the corporation with or into any other corporation or corporations shall not be deemed to be a dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary.

     4. (a) Subject to the limitations set forth in subdivision III.C.9. or fixed and determined in accordance with subdivision III.C.1., the Preferred Stock of all series, or of any series thereof, or any part of any series thereof, at any time outstanding, may be redeemed by the corporation, at its election expressed by resolution of the board of directors, at any time or from time to time, at the then applicable redemption price fixed and determined with respect to each series either by these Restated Articles of Incorporation or in accordance with subdivision III.C.1. If less than all of the shares of any series are to be redeemed, the redemption shall be made either pro rata or by lot in such manner as the board of directors shall determine.

          (b) In the event the corporation shall so elect to redeem shares of the Preferred Stock, notice of the intention of the corporation to do so and of the date and place fixed for redemption shall be mailed not less than thirty days before the date fixed for redemption to each holder of shares of the Preferred Stock to be redeemed at his address at it shall appear on the books of the corporation, and on and after the date fixed for redemption and specified in such notice (unless the corporation shall default in making payment of the redemption price), such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to receive the redemption price therefor from the corporation on the date fixed for redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

          (c) Contemporaneously with the mailing of notice of redemption of any shares of the Preferred Stock as aforesaid or at any time thereafter on or before the date fixed for redemption, the corporation may, if it so elects, deposit the aggregate redemption price of the shares to be redeemed with any bank or trust company doing business in The City of New York, New York, or Portland, Oregon, having a capital and surplus of at least $25,000,000, named in such notice, payable on the date fixed for redemption in the proper amounts to the respective holders of the shares to be redeemed, upon endorsement, if required, and surrender of their certificates for such shares, and on and after the making of such deposit such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to exercise such redemption, conversion or exchange rights, if any, on or before the date fixed for redemption as may have been provided with respect to such shares or the right to receive the redemption price of their shares from such bank or trust company on the date fixed for redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

          (d) If the corporation shall have elected to deposit the redemption moneys with a bank or trust company as permitted by subdivision (c) above, any moneys so deposited which shall remain unclaimed at the end of six years after the redemption date shall be repaid to the corporation, and upon such repayment holders of Preferred Stock who shall not have made claim against such moneys prior to such repayment shall be deemed to be unsecured creditors of the corporation for an amount, without interest, equal to the amount they would theretofore have been entitled to receive from such bank or trust company. Any redemption moneys so deposited which shall not be required for such redemption because of the exercise, after the date of such deposit, of any right of redemption, conversion or exchange or otherwise, shall be returned to the corporation forthwith. The corporation shall be entitled to receive any interest allowed by any bank or trust company on any moneys deposited with such bank or trust company as herein provided, and the holders of any shares called for redemption shall have no claim against any such interest.

          (e) Nothing herein contained shall limit any legal right of the corporation to purchase or otherwise acquire any shares of the Preferred Stock.

     5. The holders of shares of the Preferred Stock shall have no right to vote in the election of directors or for any other purpose, except as may be otherwise provided by law or by subdivisions III.C.6, 7 and 8. Holders of Preferred Stock shall be entitled to notice of each meeting of shareholders at which they shall have any right to vote, but shall not be entitled to notice of any other meeting of shareholders.

     6. (a) If at any time dividends payable on any share or shares of Preferred Stock shall be in arrears in an amount equal to four full quarterly dividends or more per share, a default in preferred dividends for the purpose of this subdivision shall be deemed to have occurred, and having so occurred, such default shall be deemed to exist thereafter until, but only until, all unpaid accumulated dividends on all shares of Preferred Stock shall have been paid to the last preceding dividend period. If and whenever a default in preferred dividends shall occur, a special meeting of shareholders of the corporation shall be held for the purpose of electing directors upon the written request of the holders of at least 10% of the total number of shares of Preferred Stock then outstanding. Such meeting shall be called by the secretary of the corporation upon such written request and shall be held at the earliest practicable date upon like notice as that required for the annual meeting of shareholders of the corporation and at the place for the holding of such annual meeting. If notice of such special meeting shall not be mailed by the secretary within thirty days after personal service of such written request upon the secretary of the corporation or within thirty days of mailing the same in the United States of America by registered mail addressed to the secretary at the principal office of the corporation, then the holders of at least 10% of the total number of shares of Preferred Stock then outstanding may designate in writing one of their number to call such meeting and the person so designated may call such meeting upon like notice as that required for the annual meeting of shareholders and to be held at the place for the holding of such annual meeting. Any holder of Preferred Stock so designated shall have access to the stock books of the corporation for the purpose of causing a meeting of shareholders to be called pursuant to the foregoing provisions of this subdivision.

          (b) At any such special meeting, or at the next annual meeting of shareholders of the corporation for the election of directors and at each other meeting, annual or special, for the election of directors held thereafter (unless at the time of any such meeting such default in preferred dividends shall no longer exist), the holders of the outstanding shares of Preferred Stock, voting separately as a class irrespective of series, shall have the right to elect the smallest number of directors which shall constitute at least one-fourth of the total number of directors of the corporation, or two directors, whichever shall be the greater, and the holders of the outstanding shares of Common Stock, voting as a class, shall have the right to elect all other members of the board of directors, anything herein or in the bylaws of the corporation to the contrary notwithstanding. The terms of office, as directors, of all persons who may be directors of the corporation at any time when such special right to elect directors shall become vested in the holders of the Preferred Stock shall terminate upon the election of any new directors to succeed them as aforesaid.

          (c) At any meeting, annual or special, of the corporation, at which the holders of Preferred Stock shall have the special right to elect directors as aforesaid, the presence in person or by proxy of the holders of a majority of the total number of shares of Preferred Stock then outstanding shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the total number of shares of Common Stock then outstanding shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of shares of any such class shall not prevent the election at any such meeting or adjournment thereof of directors by the other class, if the necessary quorum of the holders of such other class shall be present at such meeting or any adjournment thereof; and provided further, that in the absence of a quorum of holders of shares of any class, a majority of the holders of the shares of such class who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class from time to time, without notice other than announcement at the meeting, until the requisite quorum of holders of such class shall be present in person or by proxy, but no such adjournment shall be made to a date beyond the date for the mailing of the notice of the next annual meeting of shareholders of the corporation or special meeting in lieu thereof.

          (d) So long as a default in preferred dividends shall exist, any vacancy in the office of a director elected by the holders of the Preferred Stock may be filled at any meeting of shareholders, annual or special, for the election of directors held thereafter, and a special meeting of shareholders, or of the holders of shares of the Preferred Stock, may be called for the purpose of filling any such vacancy. So long as a default in preferred dividends shall exist, any vacancy in the office of a director elected by the holders of the Common Stock may be filled by a majority vote of the remaining directors elected by the holders of Common Stock.

          (e) If and when the default in preferred dividends which permitted the election of directors by the holders of the Preferred Stock shall cease to exist, the holders of the Preferred Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preferred Stock and of the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on the Preferred Stock were not paid in full, subject to revesting in the event of each and every subsequent like default in preferred dividends. Upon the termination of any such special right, the terms of office of all persons who may have been elected directors by vote of the holders of the Preferred Stock pursuant to such special right shall forthwith terminate, and the resulting vacancies shall be filled by the majority vote of the remaining directors.

     7. So long as any shares of the Preferred Stock shall be outstanding, the corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the total number of shares of the Preferred Stock then outstanding, (i) create or authorize any new class of stock ranking prior to the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, or (ii) amend, alter or repeal any of the express terms of the Preferred Stock then outstanding in a manner substantially prejudicial to the holders thereof. Notwithstanding the foregoing provisions of this subdivision, if any proposed amendment, alteration or repeal of any of the express terms of any outstanding shares of the Preferred Stock would be substantially prejudicial to the holders of shares of one or more, but not all, of the series of the Preferred Stock, only the written consent or affirmative vote of the holders of at least two-thirds of the total number of outstanding shares of all series so affected shall be required. Any affirmative vote of the holders of the Preferred Stock, or of any one or more series thereof, which may be required in accordance with the foregoing provisions of this subdivision, upon a proposal to create or authorize any class of stock ranking prior to the Preferred Stock or to amend, alter or repeal the express terms of outstanding shares of the Preferred Stock or of any one or more series thereof in a manner substantially prejudicial to the holders thereof may be taken at a special meeting of the holders of the Preferred Stock or of the holders of one or more series thereof called for the purpose, notice of the time, place and purposes of which shall have been given to the holders of the shares of the Preferred Stock entitled to vote upon any such proposal, or at any meeting, annual or special, of the shareholders of the corporation, notice of the time, place and purposes of which shall have been given to holders of shares of the Preferred Stock entitled to vote on such a proposal.

     8. So long as any shares of the Preferred Stock shall be outstanding, the corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding:

          (a) issue any shares of the Preferred Stock, or of any other class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, unless (i) the net income of the corporation available for the payment of dividends for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the issuance of such shares (including, in any case in which such shares are to be issued in connection with the acquisition of new property, the net income of the property so to be acquired, computed on the same basis as the net income of the corporation) is at least equal to two times the annual dividend requirements on all shares of the Preferred Stock, and on all shares of all other classes of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, which will be outstanding immediately after the issuance of such shares, including the shares proposed to be issued, and (ii) the gross income of the corporation available for the payment of interest for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the issuance of such shares (including, in any case in which such shares are to be issued in connection with the acquisition of new property, the gross income of the property so to be acquired, computed on the same basis as the gross income of the corporation) is at least equal to one and one-half times the aggregate of the annual interest requirements on all securities evidencing indebtedness of the corporation, and the annual dividend requirements on all shares of the Preferred Stock and on all shares of all other classes of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, which will be outstanding immediately after the issuance of such shares, including the shares proposed to be issued; or

          (b) issue any shares of the Preferred Stock, or of any other class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, unless the aggregate of the capital of the corporation applicable to the Common Stock and the surplus of the corporation (paid-in, earned or other, if any) shall be not less than the aggregate amount payable on the involuntary dissolution, liquidation or winding up of the corporation on all shares of the Preferred Stock, and on all shares of all other classes of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, which will be outstanding immediately after the issuance of such shares, including the shares proposed to be issued; provided, however, that if, for the purposes of meeting the requirements of this subdivision, it shall become necessary to take into consideration any surplus of the corporation the corporation shall not thereafter pay any dividends on shares of the Preference Stock or the Common Stock which would result in reducing the aggregate of the capital of the corporation applicable to the Common Stock and the surplus of the corporation to an amount less than the aggregate amount payable, on involuntary dissolution, liquidation or winding up of the corporation, on all shares of the Preferred Stock and of any stock ranking prior to or on a parity with the Preferred Stock, as to dividends or upon dissolution, liquidation or winding up, at the time outstanding.

          In any case where it would be appropriate, under generally accepted accounting principles, to combine or consolidate the financial statements of any predecessor or subsidiary of the corporation with those of the corporation, the foregoing computations may be made on the basis of such combined or consolidated financial statements. Any affirmative vote of the holders of the Preferred Stock, which may be required in accordance with the foregoing provisions of this subdivision, may be taken at a special meeting of the holders of the Preferred Stock called for the purpose, notice of the time, place and purposes of which shall have been given to the holders of the outstanding shares of the Preferred Stock, or at any meeting, regular or special, of the shareholders of the corporation, notice of the time, place and purposes of which shall have been given to the holders of the outstanding shares of the Preferred Stock.

     9. The series of Preferred Stock heretofore established and outstanding on the date of the adoption of these Restated Articles of Incorporation, together with a statement of the rights and preferences of each series, are as follows:

                               $4.68 Series

          (a) The Preferred Stock $4.68 Series, of which 18,600 shares were outstanding at the time of the adoption of these Restated Articles of Incorporation, shall have the following rights and preferences:

               (i) the rate of dividend of shares of said Series shall be $4.68 per annum; the dividend payment dates shall be the 15th days of February, May, August and November in each year except that the date of payment of the first dividend shall be November 15, 1963; and dividends shall be cumulative from the date of issue;

               (ii) the price at which shares of said Series may be redeemed shall be $105 per share if the date of redemption is on or prior to July 31, 1968; $103 per share if the date of redemption is after July 31, 1968 and on or prior to July 31, 1971; $101 per share if the date of redemption is after July 31, 1971 and on or prior to July 31, 1974; and $100 per share if the date of redemption is after July 31, 1974; in each case plus unpaid accumulated dividends, if any, to the date of redemption; provided, however, that no shares of said Series may be redeemed on or prior to July 31, 1968, in whole or in part by the use, directly or indirectly, of the proceeds from the issuance of any class or series of Preferred Stock of the corporation bearing an effective dividend rate (calculated in accordance with acceptable financial practice) that is less than $4.68 per annum;

               (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $100 per share and in the event of voluntary liquidation shall be an amount equal to the then applicable redemption price of shares of said Series plus unpaid accumulated dividends, if any, to the date of payment;

               (iv) shares of said Series shall not be, by their terms, convertible;

               (v) shares of said Series shall be entitled to the benefits of a purchase fund as follows:

                    (1)  The corporation (unless such action, in
                    the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) will each year, beginning in 1966, so long as any shares of said Series are outstanding, make an offer, in the manner hereinafter specified, to the holders of shares of said Series, to purchase on June 15
                                   - 7 -

                    in each such year, 1,800 shares of said
                    Series at $100 per share and accumulated dividends up to such June 15 (hereinafter called "$4.68 Series Purchase Offer"); provided, however, that (i) if in any year the net income of the corporation for the preceding calendar year (which net income shall be determined in accordance with the requirements of the regulatory authority of the State of Oregon having jurisdiction of the corporation and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum of $180,000 plus the maximum obligation, expressed in dollars, due during the year in which such $4.68 Series Purchase Offer is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to offer to purchase shares of said Series in such year shall be limited to such amount as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the corporation for the preceding calendar year (after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not equal to, the sum of $180,000 plus the maximum obligation, expressed in dollars, due during the year in which such $4.68 Series Purchase Offer is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to offer to purchase shares of said Series in such year shall be the proportion of said amount so determined which $180,000 bears to the maximum aggregate of all sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any Preferred Stock of the corporation. The total number of shares to be purchased and the number of shares to be purchased from any holder shall be adjusted to the nearest full share so that fractional shares need not be purchased. The obligation of the corporation to make annually the $4.68 Series Purchase Offer and to purchase shares of said Series tendered for sale in accordance with the terms thereof, hereinafter is referred to as the "$4.68 Series Purchase Fund Obligation" and is subject to the terms and conditions hereinafter set forth.

                    (2) Beginning on or prior to April 30, 1966, and on or prior to April 30 in each year thereafter, the corporation shall deliver to the Transfer Agent for said Series a certificate signed by the president or a vice president or the treasurer or an assistant treasurer of the corporation stating (i)(a) whether or not the corporation's obligation, expressed in dollars, to offer to purchase shares of said Series is limited by reason of subdivision (1)(ii) above, and if so, the amount of such obligation as so limited, and
                    (b) the number of shares of said Series for which a $4.68 Series Purchase Offer is to be made by the corporation in such year, or
                    (ii) that the net income of the corporation for the preceding calendar year was such that the corporation has no $4.68 Series Purchase Fund Obligation in the current year, or (iii) that the making of a $4.68 Series Purchase Offer by the corporation, in the opinion of counsel for the corporation accompanying such certificate, would be contrary to an applicable law or to a rule or regulation of a governmental authority having jurisdiction in the premises; provided, however, that if, on April 1 of any year, there are not funds legally available, in the opinions of the signer of such certificate and of counsel for the corporation accompanying such certificate, for the payment of the current $4.68 Series Purchase Fund Obligation, the corporation may presume for the purposes hereof that the making of a $4.68 Series Purchase Offer would be contrary to an applicable law.

                    (3) If the certificate filed in any such year shall state that a $4.68 Series Purchase Offer is to be made in such year, the Transfer Agent for said Series with whom such certificate is filed shall, on or prior to

                                   - 8 -

                    May 15 of such year, cause to be mailed to the holders of record of the shares of said Series at the close of business on the May 1 preceding such mailing (or, if the board of directors of the corporation has declared a dividend on the shares of said Series, payable on May 15, to the holders receiving such dividend payment at the time of mailing such dividend payment checks), a notice, in the name of the corporation, that the corporation will on June 15 of such year accept tenders of shares required to satisfy the $4.68 Series Purchase Fund Obligation then due at $100 per share and accumulated dividends to such June 15; provided, however, that such tender must be received by the Transfer Agent not later than the close of business on the fifth full business day preceding such June 15 and that such tender must be irrevocable until the close of business on June 16 of such year. Tenders may be accepted regardless of whether the holder so tendering held shares of said Series at the time notice was given. The corporation may require, and in such event said notice shall specify, that each offer to sell shares of said Series shall be accompanied by the certificate or certificates for the shares so offered, the signature of the holder thereof to be guaranteed by a bank or trust company (not a savings bank) or by a firm having membership in the New York Stock Exchange, together with evidence satisfactory to the Transfer Agent of the right of the holder of such shares to so sell the same to the corporation. The decision of counsel for the corporation as to the right of the holder of such shares to sell the same to the corporation shall control and be conclusive. Any offer to sell shall be subject to acceptance in whole or in part.

                    (4)  In any year in which a $4.68 Series
                    Purchase Offer is made, the Transfer Agent for said Series shall on June 15 of such year, on behalf of the corporation, accept tenders to sell shares of said Series received by it up to the full number of shares covered by the $4.68 Series Purchase Offer subject to the limitations on expenditures set forth in the certificate delivered to the Transfer Agent. If more shares are properly tendered pursuant to any annual $4.68 Series Purchase Offer than are to be purchased, the Transfer Agent shall accept the tender of such number of shares of each tendering shareholder as will bear the same ratio to the total number of shares to be purchased, as the number of shares of said Series held of record by such tendering shareholder bears to the aggregate number of shares of said Series held of record by all tendering shareholders. If one or more holders tender less than their proportionate share so that any of the number of shares to be purchased remain unallocated after apportionment among tendering shareholders on the foregoing basis the shares then remaining unallocated shall be again apportioned on the same basis among any excess tenders and such process shall be repeated until tenders have been accepted for the full number of shares to be purchased.

                    (5)  On or prior to June 15 in each year in
                    which a $4.68 Series Purchase Offer shall have been made, the corporation shall deposit with the Transfer Agent for said Series cash sufficient to purchase those shares of said Series, if any, accepted for purchase pursuant to the $4.68 Series Purchase Offer made in such year. The Transfer Agent shall, on or before the next succeeding June 20, return to the corporation any funds deposited with it and not used or required to purchase shares of said Series, pursuant to the $4.68 Series Purchase Offer for such year. The $4.68 Series Purchase Fund Obligation in any year shall be deemed to be fully satisfied if the corporation shall have complied with these provisions notwithstanding that the total number of shares purchased by it shall be less than the total number of shares covered by the $4.68 Series Purchase Offer for that year because insufficient offers to sell were received by it. The $4.68 Series Purchase Fund Obligation shall not be cumulative.

                    (6) Shares of said Series, purchased pursuant to any $4.68 Series Purchase Offer, shall be
                                   - 9 -

                    cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation.

                    (7)  Unless otherwise provided by law,
                    nothing herein contained shall prevent or in any manner restrict the board of directors or the corporation from authorizing and issuing any other series of Preferred Stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of Preferred Stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the dates applicable to said Series and in the event there is a deficiency in funds legally available to meet the total obligation due on any date for said Series and any other series of Preferred Stock of the corporation, the funds actually available, if any, or the total number of shares of said Series which the corporation may offer to purchase, shall be prorated between said Series and such other series of Preferred Stock so that the percentage allocated to any particular preferred stock shall correspond with its portion of the total amount due.

                    (8)  After June 15, 1966, so long as any
                    shares of said Series shall be outstanding, no dividends on the Preference Stock or the Common Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding, be declared and set apart for payment unless the $4.68 Series Purchase Fund Obligation applicable to the June 15 immediately preceding the declaration of such dividend shall have been fully met, in that the corporation has offered to purchase 1,800 shares of said Series and has purchased or has available funds to purchase, pursuant to such $4.68 Series Purchase Offer, such 1,800 shares at $100 per share plus accumulated dividends to such June 15.

                    (9) Whenever any of the dates mentioned with respect to the $4.68 Series Purchase Offer or $4.68 Series Purchase Fund Obligation shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                               $4.75 Series

          (b) The Preferred Stock $4.75 Series, of which 20,485 shares were outstanding at the time of the adoption of these Restated Articles of Incorporation, shall have the following rights and preferences:

               (i) the rate of dividend of shares of said Series shall be $4.75 per annum of the par value thereof; the dividend payment dates shall be the 15th days of February, May, August and November in each year except that the date of payment of the first dividend shall be May 15, 1964; and dividends shall be cumulative from the date of issue;

               (ii) the price at which shares of said Series may be redeemed shall be $105 per share if the date of redemption is on or prior to January 31, 1969; $103 per share if the date of redemption is after January 31, 1969 and on or prior to January 31, 1972; $101 per share if the date of redemption is after January 31, 1972 and on or prior to January 31, 1975; and $100 per share if the date of redemption is after January 31, 1975; in each case plus unpaid accumulated dividends, if any, to the date of redemption; provided, however, that no shares of said Series may be redeemed on or prior to January 31, 1969; in whole or in part by the use, directly or indirectly, of the proceeds from the issuance of any class or series of Preferred Stock of the corporation bearing an effective dividend rate (calculated in accordance with acceptable financial practice) that is less than $4.75 per annum;

               (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $100 per share and in the event of voluntary liquidation shall be an amount equal to the then applicable redemption price of shares of said Series plus unpaid accumulated dividends, if any, to the date of payment;

               (iv) shares of said Series shall not be, by their terms, convertible;

               (v) shares of said Series shall be entitled to the benefits of a purchase fund as follows:

                    (1)  The corporation (unless such action, in
                    the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) will each year, beginning in 1967, so long as any shares of said Series are outstanding, make an offer, in the manner hereinafter specified, to the holders of shares of said Series, to purchase on June 15 in each such year, 1,800 shares (less that number of shares, if any, surrendered in accordance with the provisions of the following subdivision) of said Series at prices up to but not exceeding $100 per share and accumulated dividends up to such June 15 (hereinafter called "$4.75 Series Purchase Offer"); provided, however, that (i) if in any year the net income of the corporation for the preceding calendar year (which net income shall be determined in accordance with the requirements of the regulatory authority of the State of Oregon having jurisdiction of the corporation and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum of $180,000 plus the maximum obligation, expressed in dollars, due during the year in which such $4.75 Series Purchase Offer is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to offer to purchase shares of said Series in such year shall be limited to such amount as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the corporation for the preceding calendar year (after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not equal to, the sum of $180,000 plus the maximum obligation, expressed in dollars, due during the year in which such $4.75 Series Purchase Offer is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to offer to purchase shares of said Series in such year shall be the proportion of said amount so determined which $180,000 bears to the maximum aggregate of all sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any Preferred Stock of the corporation. The total number of shares to be purchased and the number of shares to be purchased from any holder shall be adjusted to the nearest full share so that fractional shares need not be purchased. The obligation of the corporation to make annually the $4.75 Series Purchase Offer and to purchase shares of said Series tendered for sale in accordance with the terms thereof, is hereinafter referred to as the "$4.75 Series Purchase Fund Obligation" and is subject to the terms and conditions hereinafter set forth.

                    (2)  In addition to or in lieu of making a
                    $4.75 Series Purchase Offer, the $4.75 Series Purchase Fund Obligation may also be satisfied in whole or in part by the surrender by the corporation for cancellation to the Transfer Agent for said Series, on or before June 15 of the year as to which the $4.75 Series Purchase Fund Obligation being met with such surrender is applicable, of shares of said Series theretofore acquired by the corporation; shares so surrendered in excess of 1,800 shares shall be credited to the $4.75 Series Purchase Fund Obligation of the next succeeding year or years. Such surrender, however, shall not reduce the corporation's obligation expressed in dollars to offer to purchase said Series pursuant to subdivision (1)(ii) above, but the number of shares of said Series which the corporation shall offer to purchase shall be reduced to the difference between 1,800 shares and the number of shares so surrendered.

                    (3) Beginning on or prior to April 30, 1967, and on or prior to April 30 in each year thereafter, the corporation shall deliver to the Transfer Agent for said Series a certificate signed by the president or a vice president or the treasurer or an assistant treasurer of the corporation stating (i)(a) whether or not the corporation's obligation, expressed in dollars, to offer to purchase shares of said Series is limited by reason of subdivision (1)(ii) above, and if so, the amount of such obligation as so limited, (b) the number of shares of said Series, if any, to be surrendered by the corporation for cancellation on or prior to June 15 in such year, and (c) the number of shares of said Series for which a $4.75 Series Purchase Offer is to be made by the corporation in such year, or (ii) that the net income of the corporation for the preceding calendar year was such that the corporation has no $4.75 Series Purchase Fund Obligation in the current year, or (iii) that the making of a $4.75 Series Purchase Offer by the corporation, in the opinion of counsel for the corporation accompanying such certificate, would be contrary to an applicable law or to a rule or regulation of a government authority having jurisdiction in the premises; provided, however, that if, on April 1 of any year, there are not funds legally available, in the opinions of the signer of such certificate and of counsel for the corporation accompanying such certificate, for the payment of the current $4.75 Series Purchase Fund Obligation, the corporation may presume for the purposes hereof that the making of a $4.75 Series Purchase Offer would be contrary to an applicable law.

                    (4)  If the certificate filed in any such
                    year shall state that a $4.75 Series Purchase Offer is to be made in such year, the Transfer Agent for said Series with whom such certificate is filed shall, on or prior to May 15 of such year, cause to be mailed to the holders of record of the shares of said Series at the close of business on the May 1 preceding such mailing (or, if the board of directors of the corporation has declared a dividend on the shares of said Series, payable on May 15, to the holders receiving such dividend payment at the time of mailing such dividend payment checks), a notice, in the name of the corporation, that the corporation will on June 15 of such year accept tenders of shares required to satisfy the $4.75 Series Purchase Fund Obligation then due at prices not exceeding $100 per share and accumulated dividends to such June 15; provided, however, that such tender must be received by the Transfer Agent not later than the close of business on the fifth full business day preceding such June 15 and that such tender must be irrevocable until the close of business on June 16 of such year. Tenders may be accepted regardless of whether the holder so tendering held shares of said Series at the time notice was given. The corporation may require, and in such event said notice shall specify, that each offer to sell shares of said Series shall be accompanied by the certificate or certificates for the shares so offered, the signature of the holder thereof to be guaranteed by a bank or trust company ( not a savings bank) or by a firm having membership in the New York Stock Exchange, together with evidence satisfactory to the Transfer Agent of the right of the holder of such shares to so sell the same to the corporation. The decision of counsel for the corporation as to the right of the holder of such shares to sell the same to the corporation shall control and be conclusive. Any offer to sell shall be subject to acceptance in whole or in part.

                    (5)  In any year in which a $4.75 Series
                    Purchase Offer is made, the Transfer Agent for said Series shall on June 15 of such year, on behalf of the corporation, accept tenders to sell shares of said Series received by it up to the full number of shares covered by the $4.75 Series Purchase

                    Offer subject to the limitations on
                    expenditures set forth in the certificate delivered to the Transfer Agent upon such basis as will result in the lowest aggregate cost to the corporation. The Transfer Agent shall to the extent necessary select among tenders made at the same price by lot in such manner as it may determine.

                    (6)  On or prior to June 15 in each year in
                    which a $4.75 Series Purchase Offer shall have been made, the corporation shall surrender to the Transfer Agent for said Series, for cancellation, certificates for the number of shares of said Series, if any, specified in the certificate for such year to be surrendered by the corporation to the Transfer Agent and deposit with the Transfer Agent cash sufficient to purchase shares of said Series, if any, accepted for purchase pursuant to the $4.75 Series Purchase Offer made in such year. The Transfer Agent shall, on or before the next succeeding June 20, return to the corporation any funds deposited with it and not used or required to purchase shares of said Series, pursuant to the $4.75 Series Purchase Offer for such year. The $4.75 Series Purchase Fund Obligation in any year shall be deemed to be fully satisfied if the corporation shall have complied with these provisions notwithstanding that the total number of shares purchased by it shall be less than the total number of shares covered by the $4.75 Series Purchase Offer for that year because insufficient offers to sell were received by it. The $4.75 Series Purchase Fund Obligation shall not be cumulative.

                    (7)  Shares of said Series, purchased
                    pursuant to any $4.75 Series Purchase Offer, or surrendered in whole or partial satisfaction of the $4.75 Series Purchase Fund Obligation in any year, shall be cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation.

                    (8)  Unless otherwise provided by law,
                    nothing herein contained shall prevent or in any manner restrict the board of directors or the corporation from authorizing and issuing any other series of Preferred Stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of Preferred Stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the dates applicable to said Series and in the event there is a deficiency in funds legally available to meet the total obligation due on any date for said Series and any other series of Preferred Stock of the corporation, the funds actually available, if any, or the total number of shares of said Series which the corporation may offer to purchase, shall be prorated between said Series and such other series of Preferred Stock so that the percentage allocated to any particular Preferred Stock shall correspond with its portion of the total amount due.

                    (9)  After June 15, 1967, so long as any
                    shares of said Series shall be outstanding, no dividends on the Preference Stock or the Common Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding, be declared and set apart for payment unless the $4.75 Series Purchase Fund Obligation applicable to the June 15 immediately preceding the declaration of such dividend shall have been fully met by one of the following: (a) the surrender by the corporation to the Transfer Agent for cancellation of 1,800 shares of said Series therefore acquired by it, or (b) the corporation has offered to purchase 1,800 shares of said Series and has purchased or has available funds to purchase, pursuant to such $4.75 Series Purchase Offer, such 1,800 shares at prices not exceeding $100 per share plus accumulated dividends to such June 15, or (c) the corporation offered to purchase that number of shares of said Series and has purchased or has funds available for the purchase thereof pursuant to such $4.75 Series Purchase Offer at $100 per share plus accumulated dividends to such June 15 which when added to the number of shares of said Series, if any, theretofore acquired by and surrendered for cancellation to the Transfer Agent by the corporation shall aggregate 1,800 shares of said Series.

                    (10)  Whenever any of the dates mentioned
                    with respect to the $4.75 Series Purchase
                    Offer or $4.75 Series Purchase Fund
                    Obligation shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                               $6.875 Series

          (c) The Preferred Stock $6.875 Series, of which 28,000 shares were outstanding at the time of the adoption of these Restated Articles of Incorporation, shall have the following rights and preferences:

               (i) the rate of dividend of shares of said Series shall be $6.875 per annum of the par value thereof; the dividend payment dates shall be the 15th days of February, May, August and November in each year; and dividends shall be cumulative from the date of original issue;

               (ii) the price at which shares of said Series may be redeemed shall be $110 per share if the date of redemption is on or prior to December 31, 1977; $106 per share if the date of redemption is after December 31, 1977 and on or prior to December 31, 1980; $103 per share if the date of redemption is after December 31, 1980 and on or prior to December 31, 1983; and $100 per share if the date of redemption is after December 31, 1983; in each case plus unpaid accumulated dividends, if any, to the date of redemption, provided, however, that no shares of said Series may be redeemed (otherwise than by operation of the sinking fund provided for in subdivision (v) below) prior to December 31, 1974, directly or indirectly from the proceeds of or in anticipation of any refunding operation involving the incurring of indebtedness, or the issuance of stock, the holder of which will have a preference to the holders of the Common Stock with respect to the payment of dividends, having an effective interest rate, dividend rate or cost (calculated in accordance with acceptable financial practice) of less than the annual dividend rate borne by the shares of said Series;

               (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $100 per share and in the event in voluntary liquidation shall be an amount equal to the then applicable redemption price of shares of said Series plus unpaid accumulated dividends, if any, to the date of payment;

               (iv) shares of said Series shall not be, by their terms, convertible;

               (v) shares of said Series shall be entitled to the benefits of a sinking fund as follows:

                    (1)  The corporation (unless such action, in
                    the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) shall, as a sinking fund for the retirement of shares of said Series, redeem, in the manner herein provided, 2,100 shares of said Series on June 15, 1969 and 2,100 shares of said Series on the 15th day of June of each year thereafter so long as any shares of said Series shall remain outstanding, in each case at the par value thereof per share plus accrued dividends to the date fixed for redemption; provided, however, that (i) if in any year the net income of the corporation for the preceding calendar year (which net income shall be determined in accordance with the requirements of the regulatory authority of the State of Oregon having jurisdiction of the corporation and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum of $210,000 plus the maximum obligation, expressed in dollars, due during the year in which said Series sinking fund redemption is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to redeem shares of said Series for sinking fund purposes in such year shall be limited to such amount, if any, as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the corporation for the preceding calendar year (determined as aforesaid and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not equal to, the sum of $210,000 plus the maximum obligation, expressed in dollars, due during the year in which said Series sinking fund redemption is to be made, for sinking funds, purchase funds or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to redeem shares of said Series for sinking fund purposes in such year shall be the proportion of said amount so determined which $210,000 bears to the maximum aggregate of all sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any Preferred Stock of the corporation in such year. The total number of shares to be redeemed and the number of shares to be redeemed from any holder shall be adjusted to the nearest full share so that fractional shares need not be redeemed. The corporation may, on any redemption date as above provided and at its option, credit against its sinking fund obligation such number of shares of said Series theretofore redeemed by the corporation otherwise than for the account of its sinking fund obligation or such number of shares of said Series theretofore purchased by the corporation at a price per share not in excess of $100 plus accrued dividends and in either case not theretofore applied as a credit on its sinking fund obligation. The sinking fund for said Series shall not be cumulative. Notice of redemption for each sinking fund shall be given, and deposit of the aggregate redemption price may be made, subject to the general terms and provisions for redemption of the Preferred Stock set forth in subdivision III.C.4.

                    (2)  Shares of said Series redeemed pursuant
                    to the provisions of the sinking fund or credited thereto shall be cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation.

                    (3)  Unless otherwise provided by law,
                    nothing herein contained shall prevent or in any manner restrict the board of directors of the corporation from authorizing and issuing any other series of Preferred Stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of Preferred Stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the dates applicable to said Series and in the event there is a deficiency in the funds available in any particular year for the fulfillment of the maximum requirements of the purchase funds, sinking funds or other analogous devices of all outstanding series of Preferred Stock of the corporation in accordance with the terms thereof, such funds as are available in accordance with such terms for such purpose shall be prorated among all such series so that the percentage allocated to any particular Preferred Stock shall correspond with its portion of the total amount due.

                    (4)  After June 15, 1969, so long as any
                    shares of said Series shall be outstanding, no dividends on the Preference Stock or the Common Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding, be declared and set apart for payment unless the corporation, on the June 15th immediately preceding the declaration of such dividend, shall have redeemed 2,100 shares of said Series at $100 per share plus accumulated dividends to such June 15th or in accordance with the terms hereof shall have taken credits against the shares of said Series sinking fund which, with shares redeemed pursuant to such fund obligation, aggregate 2,100 shares of said Series.

                    (5) Whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                               $8.00 Series

          (d) The Preferred Stock $8.00 Series, of which 36,296 shares were outstanding at the time of the adoption of these Restated Articles of Incorporation, shall have the following rights and preferences:

               (i) the rate of dividend of shares of said Series shall be $8.00 per annum; the dividend payment dates shall be the 15th days of February, May, August and November in each year; provided, however, that the initial dividend payment date shall be August 15, 1971; and dividends shall be cumulative from the date of original issue;

               (ii) the price at which shares of said Series may be redeemed shall be $110 per share if the date of redemption is on or prior to April 30, 1981; $106 per share if the date of redemption is after April 30, 1981 and on or prior to April 30, 1984; $103 per share if the date of redemption is after April 30, 1984 and on or prior to April 30, 1987; and $100 per share if the date of redemption is after April 30, 1987; in each case plus unpaid accumulated dividends, if any, to the date of redemption; provided, however, that no shares of said Series may be redeemed (otherwise than by operation of the sinking fund provided for in subdivision (v) below) prior to April 30, 1981, directly or indirectly from the proceeds of or in anticipation of any refunding operation involving the incurring of indebtedness, or the issuance of stock, the holder of which will have a preference to the holders of the Common Stock with respect to the payment of dividends, having an effective interest rate, dividend rate or cost (calculated in accordance with acceptable financial practice) of less than the annual dividend rate borne by the shares of said Series;

               (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $100 per share and in the event of voluntary liquidation shall be an amount equal to the then applicable redemption price of shares of said Series plus unpaid accumulated dividends, if any, to the date of payment;

               (iv) shares of said Series shall not be, by their terms, convertible;

               (v) shares of said Series shall be entitled to the benefits of a sinking fund as follows:

                    (1)  The corporation (unless such action, in
                    the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) shall, as a sinking fund for the retirement of shares of said Series, redeem, in the manner herein provided, 2,100 shares of said Series on June 15, 1974 and 2,100 shares of said Series on the 15th day of June of each year thereafter so long as any shares of said Series shall remain outstanding, in each case at the par value thereof per share plus accrued dividends to the date fixed for redemption; provided, however, that (i) if in any year the net income of the corporation for the preceding calendar year (which net income shall be determined in accordance with the requirements of the regulatory authority of the State of Oregon having jurisdiction of the corporation and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum of $210,000 plus the maximum obligation, expressed in dollars, due during the year in which said Series sinking fund redemption is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to redeem shares of said Series for sinking fund purposes in such year shall be limited to such amount, if any, as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the corporation for the preceding calendar year (determined as aforesaid and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not equal to, the sum of $210,000 plus the maximum obligation, expressed in dollars, due during the year in which said Series sinking fund redemption is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to redeem shares of said Series for sinking fund purposes in such year shall be the proportion of said amount so determined which $210,000 bears to the maximum aggregate of all sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any Preferred Stock of the corporation in such year. The total number of shares to be redeemed and the number of shares to be redeemed from any holder shall be adjusted to the nearest full share so that fractional shares need not be redeemed. The corporation may, on any redemption date as above provided and at its option, credit against its sinking fund obligation such number of shares of said Series theretofore redeemed by the corporation otherwise than for the account of its sinking fund obligation or such number of shares of said Series theretofore purchased by the corporation at a price per share not in excess of $100 plus accrued dividends and in either case not theretofore applied as a credit on its sinking fund obligation. The sinking fund for said Series shall not be cumulative. Notice of redemption for each sinking fund shall be given, and deposit of the aggregate redemption price may be made, subject to the general terms and provisions for redemption of the Preferred Stock set forth in subdivision III.C.4.

                    (2)  Shares of said Series redeemed pursuant
                    to the provisions of the sinking fund or credited thereto shall be cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation.

                    (3)  Unless otherwise provided by law,
                    nothing herein contained shall prevent or in any manner restrict the board of directors of the corporation from authorizing and issuing any other series of Preferred Stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of Preferred Stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the dates applicable to said Series and in the event there is a deficiency in the funds available in any particular year for the fulfillment of the maximum requirements of the purchase funds, sinking funds or other analogous devices of all outstanding series of Preferred Stock of the corporation in accordance with the terms thereof, such funds as are available in accordance with such terms for such purpose shall be prorated among all such series so that the percentage allocated to any particular Preferred Stock shall correspond with its portion of the total amount due.

                    (4)  After June 15, 1974, so long as any
                    shares of said Series shall be outstanding, no dividends on the Preference Stock or the Common Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding, be declared and set apart for payment unless the corporation, on the June 15th immediately preceding the declaration of such dividend, shall have redeemed 2,100 shares of said Series at $100 per share plus accumulated dividends to such June 15th or in accordance with the terms hereof shall have taken credits against the shares of said Series sinking fund which, with shares redeemed pursuant to such fund obligation, aggregate 2,100 shares of said Series.

                    (5) Whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                               $2.42 Series

          (e) The Preferred Stock $2.42 Series, of which 300,000 shares were outstanding at the time of adoption of these Restated Articles of Incorporation, shall have the following rights and preferences:

               (i) the rate of dividend of shares of said Series shall be $2.42 per annum; the dividend payment dates shall be the 15th days of February, May, August and November in each year; provided, however, that the initial dividend payment date shall be May 15, 1978; and dividends shall be cumulative from the date of original issue;

               (ii) the price at which shares of said Series may be redeemed shall be $29.10 per share if the date of redemption is prior to January 1, 1988; $28.30 per share if the date of redemption is after December 31, 1987 and prior to January 1, 1993; and $27.50 per share if the date of redemption is after December 31, 1992; in each case plus unpaid accumulated dividends, if any, to the date of redemption; provided, however, that no shares of said Series may be redeemed prior to January 1, 1983;

               (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $25 per share and in the event of voluntary liquidation shall be an amount equal to the then applicable redemption price of shares of said Series plus unpaid accumulated dividends, if any, to the date of payment;

               (iv) shares of said Series shall not be, by their terms, convertible;

               (v) shares of said Series shall be entitled to the benefits of a sinking fund as follows:

                    (1)  The corporation (unless such action, in
                    the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) as a sinking fund for the retirement of shares of said Series, (a) shall redeem, in the manner herein provided, 20,000 shares of said Series on June 15, 1984 and 20,000 shares of said Series on the 15th day of June of each year thereafter so long as any shares of said Series shall remain outstanding, and (b) at its option, may redeem, in the manner herein provided, not to exceed 20,000 additional shares of said Series on June 15, 1984 and not to exceed 20,000 additional shares of said Series on the 15th day of June of each year thereafter so long as any shares of said Series shall remain outstanding, in each case at $27.50 per share plus accrued dividends to the date fixed for redemption; provided, however, that
                    (i) if in any year the net income of the corporation for the preceding calendar year (which net income shall be determined in accordance with the requirements of the regulatory authority of the State of Oregon having jurisdiction of the corporation and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum
                                  - 18 -

                    of $550,000 plus the maximum obligation, expressed in dollars, due during the year in which said Series sinking fund redemption is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to redeem shares of said Series for sinking fund purposes in such year shall be limited to such amount, if any, as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the corporation for the preceding calendar year (determined as aforesaid and after deducting from such net income one year's dividend requirement on any Preferred Stock of the corporation outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not equal to, the sum of $550,000 plus the maximum obligation, expressed in dollars, due during the year in which said Series sinking fund redemption is to be made, for sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any other Preferred Stock of the corporation, then the corporation's obligation, expressed in dollars, to redeem shares of said Series for sinking fund purposes in such year shall be the proportion of said amount so determined which $550,000 bears to the maximum aggregate of all sinking funds, purchase funds, or other analogous devices, if any, for the retirement of any preferred stock of the corporation in such year. The total number of shares to be redeemed and the number of shares to be redeemed from any holder shall be adjusted to the nearest full share so that fractional shares need not be redeemed. The corporation may, on any redemption date as above provided and at its option, credit against its sinking fund obligation such number of shares of said Series theretofore redeemed by the corporation, otherwise than for the account of its sinking fund obligation or optional right, or such number of shares of said Series theretofore purchased by the corporation at a price per share not in excess of $27.50 plus accrued dividends, and in either case not theretofore applied as a credit on its sinking fund obligation. The sinking fund for said Series shall not be cumulative. Notice of redemption for each sinking fund shall be given, and deposit of the aggregate redemption price may be made, subject to the general terms and provisions for redemption of the Preferred Stock set forth in subdivision III.C.4.

                    (2)  Shares of said Series redeemed pursuant
                    to the provisions of the sinking fund or credited thereto shall be cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation.

                    (3)  Unless otherwise provided by law,
                    nothing herein contained shall prevent or in any manner restrict the Board of Directors of the corporation from authorizing and issuing any other series of Preferred Stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of Preferred Stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the dates applicable to said Series and in the event there is a deficiency in the funds available in any particular year for the fulfillment of the maximum requirements of the purchase funds, sinking funds or other analogous devices of all outstanding series of Preferred Stock of the corporation in accordance with the terms thereof, such funds as are available in accordance with such terms for such purpose shall be prorated among all such series so that the percentage allocated to any particular series of Preferred Stock shall correspond with its portion of the total amount due.

                    (4)  After June 15, 1984, so long as any
                    shares of said Series shall be outstanding, no dividends on the Preference Stock or the Common Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding, be declared and set apart

                                  - 19 -

                    for payment unless the corporation, on the June 15th immediately preceding the declaration of such dividend, shall have redeemed 20,000 shares of said Series at $27.50 per share plus accumulated dividends to such June 15th or in accordance with the terms hereof shall have taken credits against the shares of said Series sinking fund which, with shares redeemed pursuant to such fund obligation, aggregate 20,000 shares of said Series.

               (vi) Whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                               $8.75 Series

          (f) The Preferred Stock $8.75 Series, of which 150,000 shares were outstanding at the time of the adoption of these Restated Articles of Incorporation, shall have the following rights and preferences:

               (i) (1) the rate of dividend of shares of said Series shall be $8.75 per annum plus that amount, if any, which will maintain each holder's after Federal income tax dividend yield on each dividend with respect to which any legislative enactment, administrative action, judicial decision or other change in law shall reduce or eliminate the dividends received deduction of 70% provided by
               Section 243(a)(1) of the Internal Revenue Code of 1986, as amended, as in effect on April 1, 1988 (the "Dividends Received Deduction"), at the level at which such yield would have been if such dividend had been paid to such holder on April 1, 1988 (each holder's after Federal income tax dividend yield on April 1, 1988 being calculated on the bases of (i) a cost per share of $100, (ii) the Dividends Received Deduction, and (iii) an assumed Federal income tax rate of 34%; and, thereafter, such holder's after Federal income tax dividend yield being calculated on the bases of
               (i) and (iii) and any reduced dividends received deduction at the time then in effect); provided, however, that any such increased dividend shall be payable only (A) on shares of said Series in respect of which the holder shall have delivered to the corporation no later than 360 days after the effective date of any such reduction or elimination of the Dividends Received Deduction a written notice (I) stating that such holder is entitled to an increased dividend as a result of such reduction or elimination, (II) specifying the amount per share of such increase, and (III) specifying the total number of shares of said Series held by such holder, and (B) in respect of dividends payable after the date of receipt of such notice by the corporation; (2) the dividend payment dates shall be the 15th days of February, May, August and November in each year, commencing on August 15, 1988; and (3) dividends shall be cumulative from the date of original issue;

               (ii) (1) other than as provided in subdivision (2) below, shares of said Series shall not be redeemable at the election of the corporation prior to May 1, 1993. On and after May 1, 1993, the shares of said Series may be redeemed, at the election of the corporation, at the following redemption prices:

      If Redeemed                         If Redeemed
   During 12 Months    Redemption      During 12 Months      Redemption
     Period Ending        Price          Period Ending          Price
       April 30         Per Share          April 30           Per Share
    --------------     ----------       --------------       -----------
          1994           $108.75              2001             $104.69
          1995           $108.17              2002             $104.11
          1996           $107.59              2003             $103.53
          1997           $107.01              2004             $102.95
          1998           $106.43              2005             $102.37
          1999           $105.85              2006             $101.79
          2000           $105.27              2007             $101.21
                                              2008             $100.63

                                     - 20 -

               and thereafter $100 per share, plus an amount in each case equal to accrued unpaid dividends, if any, to the date of redemption; and (2) all but not less than all of the shares of said Series held by any holder which shall have given notice that such holder will be entitled to an increased dividend in accordance with subdivision (i)(1) above may be redeemed, at the election of the corporation, at the redemption price of $100 per share, plus an amount equal to accrued unpaid dividends to the date of redemption, within the period of 360 days commencing on the date of receipt by the corporation of such notice.

               (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $100 per share and in the event of voluntary liquidation occurring prior to May 1, 1994, shall be $108.75, and occurring on or after May 1, 1994, shall be an amount equal to the then applicable redemption price of shares of said Series, plus in each case accrued unpaid dividends, if any, to the date of payment;

               (iv) shares of said Series shall not be, by their terms, convertible;

               (v) shares of said Series shall be entitled to the benefits of a sinking fund as follows:

                    (1)  The corporation (unless such action, in
                    the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) as a sinking fund for the retirement of shares of said Series, shall redeem, in the manner herein provided, 7,500 shares of said Series on June 15, 1994 and 7,500 shares of said Series on the 15th day of June of each year thereafter so long as any shares of said Series shall remain outstanding, at $100.00 per share plus accrued unpaid dividends to the date fixed for redemption. The total number of shares to be redeemed and the number of shares to be redeemed from any holder shall be adjusted to the nearest full share so that fractional shares need not be redeemed. The corporation may, on any redemption date as above provided and at its option, credit against its sinking fund obligation such number of shares of said Series theretofore redeemed by the corporation, otherwise than for the account of its sinking fund obligation, or such number of shares of said Series theretofore purchased by the corporation at a price per share not in excess of $100.00 plus accrued dividends, and in either case not theretofore applied as a credit on its sinking fund obligation. The sinking fund for said Series shall not be cumulative. Notice of redemption for each sinking fund shall be given, and deposit of the aggregate redemption price may be made, subject to the general terms and provisions for redemption of the Preferred Stock set forth in subdivision III.C.4 of these Restated Articles of Incorporation.

                    (2)  Shares of said Series redeemed pursuant
                    to the provisions of the sinking fund or credited thereto shall be cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation.

                    (3)  Unless otherwise provided by law,
                    nothing herein contained shall prevent or in any manner restrict the Board of Directors of the corporation from authorizing and issuing any other series of preferred stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of preferred stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the date applicable to said Series and in the event there is a deficiency in the funds available in any particular year for the fulfillment of the maximum requirements of the purchase funds, sinking funds or other analogous devices of all

                                  - 21 -

                    outstanding series of preferred stock of the corporation in accordance with the terms thereof, such funds as are available in accordance with such terms for such purpose shall be prorated among all such series so that the percentage allocated to any particular series of preferred stock shall correspond with its portion of the total amount due.

                    (4)  After June 15, 1994, so long as any
                    shares of said Series shall be outstanding, no dividends on the Common Stock or the Preference Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of said Series of Preferred Stock then outstanding, be declared and set apart for payment unless the corporation, on the June 15th immediately preceding the declaration of such dividend, shall have redeemed 7,500 shares of said Series at $100.00 per share plus accrued unpaid dividends to such June 15th or in accordance with the terms hereof shall have taken credits against the shares of said Series sinking fund which, with shares redeemed pursuant to such fund obligation, aggregate 7,500 shares of said Series.

               (vi) whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                             Preference Stock

     10. The shares of the Preference Stock may be divided into and issued in series. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series of the Preference Stock and all other classes of capital stock of the corporation. To the extent that these Restated Articles of Incorporation shall not have established series of the Preference Stock and fixed and determined the variations in the relative rights and preferences as between series, the board of directors shall have authority, and is hereby expressly vested with authority, to divide the Preference Stock into series and, within the limitations set forth in these Restated Articles of Incorporation and such limitations as may be provided by law, to fix and determine the relative rights and preferences of any series of the Preference Stock so established. Such action by the board of directors shall be expressed in a resolution or resolutions adopted by it prior to the issuance of shares of each series, which resolution or resolutions shall also set forth the distinguishing designation of the particular series of the Preference Stock established thereby. Without limiting the generality of the foregoing, authority is hereby expressly vested in the board of directors so to fix and determine with respect to any series of the Preference Stock:

          (a)  The rate of dividend;

          (b) The price at which and the terms and conditions on which shares may be redeemed;

          (c) The amount payable upon shares in the event of voluntary and involuntary liquidation;

          (d) Sinking fund provisions, if any, for the redemption or purchase of shares;

          (e) The terms and conditions, if any, on which shares may be converted if the shares of any series are issued with the privilege of conversion; and

          (f) Any other relative right or preference as permitted by law.

          All shares of the Preference Stock of the same series shall be identical except that shares of the same series issued at different times may vary as to the dates from which dividends thereon shall be cumulative; and all shares of the Preference Stock, irrespective of series, shall constitute one and the same class of stock, shall be of equal rank, and shall be identical except as to the designation thereof, the date or dates from which dividends on shares thereof shall be cumulative, and the relative rights and preferences set forth above in clauses (a) through (f) of this subdivision, as to which there may be variations between different series. Except as otherwise may be provided by law or by the resolutions

                                  - 22 -

          establishing any series of Preference Stock in accordance with the foregoing provisions of this subdivision, whenever the written consent, affirmative vote, or other action on the part of the holders of the Preference Stock may be required for any purpose, such consent, vote or other action shall be taken by the holders of the Preference Stock as a single class irrespective of series and not by different series.

     11. The payment of dividends on the shares of the Preference Stock shall be subordinate to the dividend and other distributive rights of the holders of the Preferred Stock. No dividend shall be paid on the Preference Stock, unless (i) dividends on all outstanding shares of each particular series of the Preferred Stock, at the annual dividend rates fixed and determined either by these Restated Articles of Incorporation or in accordance with subdivision III.C.1., shall have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, and (ii) all amounts due and payable to the holders of the Preferred Stock, by virtue of purchase funds, sinking funds, or other analogous devices for the retirement of the Preferred Stock, or by virtue of dissolution, liquidation or winding up of the corporation, shall have been paid or funds for the payment thereof shall have been set apart for payment. Subject to the foregoing, the holders of shares of the Preference Stock of each series shall be entitled to receive dividends, when and as declared by the board of directors, out of any funds legally available for the payment of dividends, at the annual rate fixed and determined with respect to each series either by these Restated Articles of Incorporation or in accordance with subdivision III.C.10., and no more, payable quarterly on the 15th day of February, May, August and November in each year or on such other date or dates as the board of directors shall determine in the resolutions establishing such series. Such dividends shall be cumulative in the case of shares of each series either from the date of issuance of shares of such series or from the first day of the current dividend period within which shares of such series shall be issued, as the board of directors shall determine, so that if dividends on all outstanding shares of each particular series of the Preference Stock, at the annual dividend rates fixed and determined either by these Restated Articles of Incorporation or in accordance with subdivision III.C.10., shall not have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, the deficiency shall be fully paid or dividends equal thereto declared and set apart for payment at said rates before any dividends on the Common Stock shall be paid or declared and set apart for payment. In the event more than one series of the Preference Stock shall be outstanding, the corporation, in making any dividend payment on the Preference Stock, shall make payments ratably upon all outstanding shares of the Preference Stock in proportion to the amount of dividends accumulated thereon to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

     12. Distribution or payment upon dissolution, liquidation or winding up of the corporation to the holders of the Preference Stock shall be subordinate to the dividend and other distributive rights of the holders of the Preferred Stock. No such distribution or payment shall be made on the Preference Stock, unless all amounts due by virtue of the dissolution, liquidation or winding up of the corporation to the holders of all outstanding shares of the Preferred Stock of all series shall have been paid or funds for the payment thereof set apart for payment. Subject to the foregoing, in the event of any dissolution, liquidation or winding up of the corporation, before any distribution or payment shall be made to the holders of the Common Stock, the holders of the Preference Stock of each series then outstanding shall be entitled to be paid out of the net assets of the corporation available for distribution to its shareholders the respective amounts per share fixed and determined with respect to each series either by these Restated Articles of Incorporation or in accordance with subdivision III.C.10., and no more. If upon dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation available for distribution to
                                  - 23 -

          its shareholders (after all amounts due by virtue of the dissolution, liquidation or winding up of the corporation to the holders of all outstanding shares of the Preferred Stock of all series shall have been paid or funds for the payment thereof set apart for payment) shall be insufficient to pay the holders of all outstanding shares of Preference Stock of all series the full amounts to which they shall be respectively entitled as aforesaid, the net assets of the corporation so available for distribution shall be distributed ratably to the holders of all outstanding shares of Preference Stock of all series in proportion to the amounts to which they shall be respectively so entitled. For the purposes of this subdivision, any dissolution, liquidation or winding up which may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the corporation by (i) the United States Government or any authority, agency or instrumentality thereof (ii) a State of the United States or any political subdivision, authority, agency or instrumentality thereof, or (iii) a district, cooperative or other association or entity not organized for profit, shall be deemed to be an involuntary dissolution, liquidation or winding up; and a consolidation, merger or amalgamation of the corporation with or into any other corporation or corporations shall not be deemed to be a dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary.

     13. (a) Subject to the limitations set forth in subdivision III.C.15., or fixed and determined in accordance with subdivision III.C.10., the Preference Stock of all series, or of any series thereof, or any part of any series thereof, at any time outstanding, may be redeemed by the corporation, at its election expressed by resolution of the board of directors, at any time or from time to time, at the then applicable redemption price fixed and determined with respect to each series either by these Restated Articles of Incorporation or in accordance with subdivision III.C.10. If less than all of the shares of any series are to be redeemed, the redemption shall be made either pro rata or by lot in such manner as the board of directors shall determine.

          (b) In the event the corporation shall so elect to redeem shares of the Preference Stock, notice of the intention of the corporation to do so and of the date and place fixed for redemption shall be mailed not less than thirty days before the date fixed for redemption to each holder of shares of the Preference Stock to be redeemed at his address as it shall appear on the books of the corporation, and on and after the date fixed for redemption and specified in such notice (unless the corporation shall default in making payment of the redemption price), such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to receive the redemption price therefor from the corporation on the date fixed for redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

          (c) Contemporaneously with the mailing of notice of redemption of any shares of the Preference Stock as aforesaid or at any time thereafter on or before the date fixed for redemption, the corporation may, if it so elects, deposit the aggregate redemption price of the shares to be redeemed with any bank or trust company doing business in The City of New York, New York, or Portland, Oregon, having a capital and surplus of at least $25,000,000, named in such notice, payable on the date fixed for redemption in the proper amounts to the respective holders of the shares to be redeemed, upon endorsement, if required, and surrender of their certificates for such shares, and on and after the making of such deposit such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to exercise such redemption, conversion or exchange rights, if any, on or before the date fixed for redemption as may have been provided with respect to such shares or the right to receive the redemption price of their shares from such bank or trust company on the date fixed for redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

          (d) If the corporation shall have elected to deposit the redemption moneys with a bank or trust company as permitted by subdivision (c) above, any moneys so deposited which shall remain unclaimed at the end of six years after the redemption date shall be repaid to the corporation, and upon such repayment holders of Preference Stock who shall not have made claim against such moneys prior to such repayment shall be deemed to be unsecured creditors of the corporation for an amount, without interest, equal to the amount they would theretofore have been entitled to receive from such bank or trust company. Any redemption moneys so deposited which shall not be required for such redemption because of the exercise, after the date of such deposit, of any right of redemption, conversion or exchange or otherwise, shall be returned to the corporation forthwith. The corporation shall be entitled to receive any interest allowed by any bank or trust company on any moneys deposited with such bank or trust company as herein provided, and the holders of any shares called for redemption shall have no claim against any such interest.

          (e) Nothing herein contained shall limit any legal right of the corporation to purchase or otherwise acquire any shares of the Preference Stock.

     14. The holders of shares of the Preference Stock shall have no right to vote in the election of directors or for any other purpose, except as may be otherwise provided by law or by resolutions establishing any series of Preference Stock in accordance with subdivision III.C.10. Holders of Preference Stock shall be entitled to notice of each meeting of shareholders at which they shall have any right to vote, but shall not be entitled to notice of any other meeting of shareholders.

     15. The series of Preference Stock heretofore established and outstanding on the date of the adoption of these Restated Articles of Incorporation, together with a statement of the rights and preferences of each series, are as follows:

                               $2.375 Series

     (a) The Convertible Preference Stock $2.375 Series, of which 126,397 shares were outstanding at the time of the adoption of these Restated Articles of Incorporation, shall have the following rights and preferences:

               (i) the rate of dividend of shares of said Series shall be $2.375 per annum; the dividend payment dates shall be the 15th days of February, May, August and November in each year; provided, however, that the initial dividend payment date shall be November 15, 1980; and dividends shall be cumulative from the date of original issue;

               (ii)  the prices at which shares of said Series
          may be redeemed shall be as follows:
   12 Month                         12 Month
 period ending    Redemption      period ending   Redemption
   June  30,         price          June 30,         price
 -------------    ----------       -----------    -----------
      1981          $27.38            1986          $26.19
      1982           27.14            1987           25.95
      1983           26.90            1988           25.71
      1984           26.66            1989           25.48
      1985           26.43            1990           25.24

          and thereafter $25, in each case, plus unpaid accumulated dividends, if any, to the date of redemption;

               (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $25 per share and in the event of voluntary liquidation shall be an amount equal to the then applicable redemption price of shares of said Series, in each case, plus unpaid accumulated dividends, if any, to the date of payment;

               (iv) shares of said Series shall be convertible as follows:

               (1) Subject to the provisions for adjustment hereinafter set forth, each share of said Series shall be convertible, at the option of the holder thereof, upon surrender to any Transfer Agent for said Series, or to the corporation if no such Transfer Agent shall exist, of the certificate for the share to be converted, into shares of the common stock at the rate of 1.6502 shares of the common stock for each share of said Series. The right to convert shares of said Series called for redemption shall terminate at the close of business on the 15th day preceding the date fixed for redemption, unless the corporation shall default in the payment of the redemption price. Upon conversion of any shares of said Series, no allowance or adjustment shall be made for dividends on either class of shares, but conversion shall not relieve the corporation from its obligation to pay any dividends which shall have been declared and shall be payable to holders of shares of said Series of record as of a date prior to the date of such conversion even though the payment date for such dividend is subsequent to the date of conversion.

               (2) The number of shares of the common stock into which each share of said Series shall be convertible shall be subject to adjustment from time to time as follows:

                    (A)  Upon the (i) payment of a dividend on
          the common stock in shares of the common stock, (ii) subdivision of the outstanding common stock, (iii) combination of the outstanding common stock into a smaller number of shares, or (iv) issuance by reclassification of the common stock (whether pursuant to a merger or consolidation or otherwise) of any shares of the corporation, each holder of shares of said Series shall be entitled to receive, for each share converted after the record date for any of these events, the number of shares of the corporation which he would have held after the happening of such event had such share been converted on the record date therefor. The conversion rate shall be adjusted whenever any of these events shall occur, effective as of the date following the record date therefor.

                    (B)  Upon the issuance of rights or warrants
          to the holders of the common stock, as such, entitling them to subscribe for or purchase shares of the common stock at a price per share less than the Market Price (as defined in subdivision (D) below) on the record date for the determination of shareholders entitled to receive such rights or warrants, the number of shares of the common stock into which each share of said Series shall be convertible shall be adjusted, effective as of the date following such record date, by multiplying the number of shares of the common stock into which such share would have been convertible on such record date by a fraction, of which the numerator shall be the number of shares of the common stock outstanding on such record date plus the number of additional shares of the common stock offered for subscription or purchase, and of which the denominator shall be the number of shares of the common stock outstanding on such record date plus the number of shares of the common stock which the aggregate offering price of the shares of the common stock so offered would have purchased at such Market Price. For the purpose of this subdivision (B), (i) the issuance of rights or warrants to subscribe for or purchase shares or securities convertible into shares of the common stock shall be deemed to be the issuance of rights or warrants to subscribe for or purchase shares of the common stock; (ii) the sum of the aggregate offering price of such shares or securities plus the minimum aggregate amount, if any, payable upon conversion of such shares or securities into shares of the common stock divided by the total number of shares of the common stock into which such shares or securities could be converted at their earliest conversion date shall be deemed to be the price per share at which the shares of the common stock may be subscribed for or purchased;

          (iii) the minimum number of shares of the common stock into which such shares or securities could be converted at their earliest conversion date shall be deemed to be the number of additional shares of the common stock offered for subscription or purchase; (iv) the number of shares of the common stock which the aggregate offering price of such shares or securities plus the minimum aggregate amount, if any, payable upon conversion of such shares or securities into shares of the common stock would have purchased at the Market Price on the record date for the determination of shareholders entitled to receive such rights or warrants shall be deemed to be the number of shares of the common stock which the aggregate offering price of the shares so offered would have purchased at such Market Price; and (v) the right of the holders of the common stock to invest in additional shares of the common stock pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, as it may be amended from time to time, shall not be deemed to be a right or warrant.

                    (C)  Upon the distribution to the holders of
          the common stock, as such (whether pursuant to a merger or consolidation or otherwise), of evidences of its indebtedness, investments in subsidiaries, or other assets (excluding distributions after December 31, 1979, not exceeding in net value as reflected on the books of the corporation the aggregate net income available for common stock of the corporation after such date plus $12,000,000, all determined in accordance with generally accepted accounting principles) or rights to subscribe to the same (excluding those referred to in subdivision (B) above), the number of shares of the common stock into which each share of said Series shall be convertible shall be adjusted, effective as of the date following the record date for the determination of shareholders entitled to receive such distribution or rights, by multiplying the number of shares of the common stock into which such share would have been convertible on such record date by a fraction, of which the numerator shall be the Market Price of the common stock (as defined in subdivision (D) below) on such record date, and of which the denominator shall be such Market Price less such net value of the portion of the evidences of indebtedness, investments in subsidiaries, or other assets or rights so distributed allocable to such share of the common stock.

                    (D)  For the purposes of any computation
          under subdivisions (B) and (C) above, the Market Price of the common stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive full business days commencing 45 full business days before the day in question. The closing price for each day shall be the average of the closing bid and asked prices, regular way, (i) as officially quoted by the National Association of Securities Dealers, Inc., or (ii) as quoted on the principal United States stock exchange or market for the common stock as determined by the board of directors of the corporation, or (iii) if in the reasonable judgment of the board of directors of the corporation, there exists no principal United States stock exchange or market for the common stock, as reasonably determined by the board of directors of the corporation.

                    (E)  No adjustment in the conversion rate
          shall be required unless such adjustment, plus any adjustments not previously made by reason of this subdivision (E), would require an increase or decrease of at least 1% in the number of shares of common stock into which each share of said Series then shall be convertible; provided, however, that any adjustments which by reason of this subdivision (E) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subdivision (E) shall be made to the nearest ten thousandth of a share.

                    (F)  Whenever any adjustment is required in
          the rate at which each share of said Series shall be convertible, the corporation shall (i) file with each

          Transfer Agent for the shares of said Series a statement setting forth the adjusted rate of conversion, describing the adjustment and the method of calculation used, and stating the effective date of the adjustment, and (ii) cause a copy of such statement to be mailed to the holders of record of the shares of said Series.

                    (3)  No fractional shares or scrip
               representing fractional shares shall be issued upon the conversion of shares of said Series. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to such fraction multiplied by the Market Price of the common stock (determined as provided in subdivision (D) above) on the day of conversion shall be paid to the holder in cash by the corporation.

                    (4) Shares of said Series shall be deemed to have been converted and the holder converting the same to have become the holder of record of shares of the common stock for all purposes whatever as of the date on which the certificate or certificates for such shares shall have been surrendered as aforesaid. The corporation shall not be required to make any conversion, and no surrender of the certificate or certificates for shares of said Series shall be effective for such purpose, while the transfer books for the shares of either said Series or the common stock shall be closed for any purpose, but the surrender of a certificate or certificates for shares of said Series for conversion during any period in which either transfer book shall be closed shall become effective for all purposes of conversion immediately upon the reopening of such books.

                    (5)  The corporation shall reserve for the
               conversion of said Series that number of shares of its authorized but unissued common stock into which all shares of said Series from time to time outstanding may be converted.

               (v) All shares of said Series redeemed by the corporation or surrendered to it for conversion into shares of the common stock shall be cancelled and thereupon restored to the status of authorized but unissued Preference Stock of the corporation, undesignated as to series.

               (vi) Whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, any action to be taken on such date may be taken on the next succeeding full business day.

                               Common Stock

16. Subject to the limitations set forth in subdivisions III.C.2. and 11. (and subject to the rights of any class of stock hereafter authorized), dividends may be paid upon the Common Stock when and as declared by the board of directors of the corporation out of any funds legally available for the payment of dividends.

17. Subject to the limitations set forth in subdivisions III.C.3. and 12. (and subject to the rights of any other class of stock hereafter authorized), upon any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be distributed ratably to the holders of the Common Stock.

18. Subject to the limitations set forth in subdivisions III.C.6, 7, 8, 9 and 15. (and subject to the rights of any class of stock hereafter created), and except as may be otherwise provided by law or by the resolutions establishing any series of Preference Stock in accordance with subdivision III.C.10., the holders of the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. In the election of directors of the corporation, every holder of record of any share or shares of the Common Stock of the corporation shall have the right to cast as many votes for one candidate as shall equal the number of such shares multiplied by the number of directors to be elected, or to distribute such number of votes among any two or more candidates for such election.

19. Upon the issuance for money or other consideration of any shares of capital stock of the corporation, or of any security convertible into capital stock of the corporation, no holder of shares of the capital stock, irrespective of the class or kind thereof, shall have any preemptive or other right to subscribe for, purchase or receive any proportionate or other amount of such shares of capital stock, or such security convertible into capital stock, proposed to be issued; and the board of directors may cause the corporation to dispose of all or any of such shares of capital stock, or of any such security convertible into capital stock, as and when said board may determine, free of any such right, either by offering the same to the corporation's then shareholders or by otherwise selling or disposing of such shares of other securities, as the board of directors may deem advisable.

                                ARTICLE IV

A. The business and affairs of the corporation shall be managed by a board of directors. Except as provided in subdivision
     B. below, the number of members of the board, their classifications and terms of office, and the manner of their election and removal shall be as follows:

     1. The number of directors shall be that number, not less than nine or more than thirteen, determined from time to time by resolution adopted by affirmative vote of a majority of the entire board of directors. The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors. At the 1984 annual meeting of shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of shareholders, successors to directors whose terms expire at that annual meeting shall be of the same class as the directors they succeed, and shall be elected for three-year terms. If the number of directors should be changed by resolution of the board of directors, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

     2. A director shall hold office until the annual meeting for the year in which his or her term shall expire and until his or her successor shall have been elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Any newly created directorship resulting from an increase in the number of directors and any other vacancy on the board of directors, however caused, may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The term of a director elected to fill a newly created directorship or any other vacancy shall expire at the same time as the terms of the other directors of the class in which that vacancy occurred.

     3. One or more of the directors may be removed with or without cause by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote thereon at a meeting of the shareholders called expressly for that purpose; provided, however, that for as long as the corporation shall have cumulative voting, if fewer than all the directors should be candidates for removal, no one of them shall be removed if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the class of directors of which he or she shall be a part.

     4. No person, except those persons nominated by the board, shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination shall be received from a shareholder of record entitled to vote at such election by the secretary of the corporation not later than the latter of (a) the thirtieth day prior to the date fixed for the meeting, or (b) the tenth day after the mailing of notice of that meeting, together with the written consent of the nominee to serve as a director.

B. Notwithstanding the provisions of subdivision A. above, whenever the holders of any one or more classes of the capital stock of the corporation shall have the right, voting separately as a class or classes, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the provisions of these Restated Articles of Incorporation applicable thereto. Directors so elected shall not be divided into classes unless expressly provided by such provisions, and during their prescribed terms of office, the board of directors shall consist of such directors in addition to the directors determined as provided in subdivision A. above.

C. This Article IV may not be repealed or amended in any respect unless such action shall be approved by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote at an election of directors determined as provided in subdivision A. above, at a meeting of the shareholders called expressly for that purpose.

                                 ARTICLE V

A.   For purposes of this Article V:

     1. The term "Affiliate", as used to indicate a relationship with a specified "Person" (as hereinafter defined), shall mean a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     2. The term "Associate", as used to indicate a relationship with a specified Person, shall mean (a) any Person (other than the corporation) of which such specified Person is a director, officer, partner, trustee, guardian, fiduciary or official or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any beneficial interest, (b) any Person who is a director, officer, partner, trustee, guardian, fiduciary or official or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any beneficial interest of or in such specified Person (other than the corporation), and (c) any relative or spouse of such specified Person, or any relative of such spouse who has the same home as such specified Person.

     3. The term "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on April 9, 1984; provided, however, that, notwithstanding the provisions of such Rule, a Person shall be deemed to be the Beneficial Owner of any share of the capital stock of the corporation that such Person shall have the right to acquire at any time pursuant to any agreement, contract, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise, and any such share of capital stock shall be deemed to be outstanding for purposes of subdivision V.A.9.

     4. The term "Business Transaction" shall include, without limitation, (a) any merger, consolidation or plan of exchange of the corporation, or any Person controlled by or under common control with the corporation, with or into any "Related Person" (as hereinafter defined),
          (b) any merger, consolidation or plan of exchange of a Related Person with or into the corporation or any Person controlled by or under common control with the corporation, (c) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions) including without limitation a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the property and assets of the corporation, or any Person controlled by or under common control with the corporation, to or with a Related Person, (d) any purchase, lease, exchange, transfer or other acquisition (in one transaction or a series of transactions), including without limitation a mortgage or any other security device, of all or any

          Substantial Part of the property and assets of a Related Person, by or with the corporation or any Person controlled by or under common control with the corporation, (e) any recapitalization of the corporation that would have the effect of increasing the voting power of a Related Person, (f) the issuance, sale, exchange or other disposition of any securities of the corporation, or of any Person controlled by or under common control with the corporation, by the corporation or by any Person controlled by or under common control with the corporation, (g) any liquidation, spinoff, splitoff, splitup or dissolution of the corporation, and (h) any agreement, contract or other arrangement providing for any of the transactions described in this subdivision.

     5. The term "Continuing Director" shall mean a director who was a director of the corporation on April 9, 1984 and a director who shall become a director subsequent thereto whose election, or whose nomination for election by the shareholders, shall have been approved by a vote of a majority of the then Continuing Directors.

     6. The term "Highest Purchase Price" shall mean, with respect to the shares of any class or series of the capital stock of the corporation, the highest amount of consideration paid by a Related Person for a share of the same class and series at any time regardless of whether the share was acquired before or after such Related Person became a Related Person; provided, however, that the Highest Purchase Price shall be appropriately adjusted to reflect the occurrence of any reclassification, recapitalization, stock split, reverse stock split or other readjustment in the number of outstanding shares of that class or series, or the declaration of a stock dividend thereon. The Highest Purchase Price shall include any brokerage commissions, transfer taxes and soliciting dealers' fees paid by such Related Person with respect to any shares of the capital stock acquired by such Related Person.

     7. The term "Other Consideration" shall include, without limitation, capital stock to be retained by the shareholders of the corporation in a Business
          Transaction in which the corporation shall be the survivor.

     8. The term "Person" shall mean any natural person, corporation, partnership, trust, firm, association, government , governmental agency or any other entity whether acting in an individual, fiduciary or other capacity.

     9. The term "Related Person" shall mean (a) any Person which, together with its Affiliates and Associates, shall be the Beneficial Owner in the aggregate of 10 percent or more of the capital stock of the corporation, and (b) any Affiliate or Associate (other than the corporation or a wholly owned subsidiary of the corporation) of any such Person. Two or more Persons acting in concert for the purpose of acquiring, holding or disposing of the capital stock of the corporation shall be deemed to be a "Related Person".
          A Related Person shall be deemed to have acquired a share of capital stock at the time when such Related Person became the Beneficial Owner thereof. With respect to the shares of the capital stock of the corporation owned by any Related Person, if the price paid for such shares cannot be determined by a majority of the Continuing Directors, the price so paid shall be deemed to be the market price of the shares in question at the time when such Related Person became the Beneficial Owner thereof.

     10. The term "Substantial Part" shall mean 10% or more of the fair market value of the total assets of a Person, as reflected on the most recent balance sheet of such Person available to the Continuing Directors on the date of mailing of the notice of the meeting of shareholders called for the purpose of voting with respect to a Business Transaction involving the assets constituting any such Substantial Part.

B. The corporation shall not enter into any Business Transaction with a Related Person or in which a Related Person shall have an interest (except proportionately as a shareholder of the corporation) without first obtaining both
     (1) the affirmative vote of the holders of not less than two-thirds of the outstanding shares of the capital stock of the corporation not held by such Related Person, and (2) the
                                  - 31 -

     determination of a majority of the Continuing Directors that the cash or fair market value of the property, securities or Other Consideration to be received per share by the holders, other than such Related Person, of the shares of each class or series of the capital stock of the corporation in such Business Transaction shall not be less than the Highest Purchase Price paid by such Related Person in acquiring any of its holdings of shares of the same class or series, unless the Continuing Directors by a majority vote shall either (a) have expressly approved the acquisition of the shares of the capital stock of the corporation that caused such Related Person to become a Related Person, or (b) have expressly approved such Business Transaction.

C. For the purposes of this Article V, a majority of the Continuing Directors shall have the power to make a good faith determination, on the basis of information known to them, of: (1) the number of shares of capital stock of the corporation of which any Person shall be the Beneficial Owner, (2) whether a Person is an Affiliate or Associate of another Person, (3) whether a Person has an agreement, contract, arrangement or understanding with another Person as to the matters referred to in subdivision V.A.3. or clause (h) of subdivision V.A.4., (4) the Highest Purchase Price paid by a Related Person for shares of any class or series of the capital stock, (5) whether the assets subject to any Business Transaction constitute a Substantial Part,
     (6) whether any Business Transaction is one in which a Related Person has an interest (except proportionately as a shareholder of the corporation), and (7) such other matters with respect to which a determination may be required under this Article V.

D. In determining whether to give their approval as provided in subdivision V.B., the Continuing Directors shall give due consideration to all relevant factors involved, including, without limitation, (1) the value of the corporation in a freely negotiated transaction and its future value as an independent entity, (2) the recognition of gain or loss to the corporation for tax purposes or the postponement of such recognition in a tax-free transaction, (3) the anticipated developments of the business of the corporation not yet reflected in the price of its shares, and (4) the impact on employees, customers, suppliers and the public generally within the geographical area it serves.

E. This Article V may not be repealed or amended in any respect unless such action shall be approved by the affirmative vote of the holders of not less than two-thirds of the capital stock of the corporation not held by a Related Person at a meeting of the shareholders called expressly for that purpose.

                                ARTICLE VI

No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director; provided that this Article VI shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of such amendment.

                                ARTICLE VII

The corporation shall indemnify to the fullest extent then permitted by law any person who is made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (including an action, suit or proceeding by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against all judgments, amounts paid in settlement, fines and such expenses

                                  - 32 -

(including attorneys' fees), actually and reasonably incurred in connection therewith. This Article shall not be deemed exclusive of any other provisions for indemnification of directors and officers that may be included in any statute, bylaw, agreement, vote of shareholders or directors or otherwise, both as to action in any official capacity and as to action in another capacity while holding an office.

                               ARTICLE VIII

A. The amount of the corporation's stated capital at the time of the adoption of these Restated Articles of Incorporation is $69,376,264.89.
                                  - 33 -

                           ARTICLES OF AMENDMENT

          (PREFERENCE STOCK $6.95 SERIES DESIGNATION CERTIFICATE)
                                    of
                       NORTHWEST NATURAL GAS COMPANY






     1.   The name of the corporation is NORTHWEST NATURAL GAS
COMPANY.

     2. The following resolution was duly adopted by the Board of Directors of the corporation on December 8, 1992 as an Amendment to the Restated Articles of Incorporation and does not require shareholder action:

     RESOLVED, that, pursuant to authority expressly vested in the Board of Directors by the Restated Articles of Incorporation of the corporation, there hereby is established a series of the Preference Stock of the corporation, consisting of 250,000 shares, designated as "Preference Stock $6.95 Series", the shares of which shall be identical with the shares of all other series of the Preference Stock, except for the preferences, limitations and relative rights fixed and determined hereafter:

         (i)    The rate of dividend of shares of
         said Series shall be $6.95 per annum; the dividend payment dates shall be the 15th days of February, May, August and November in each year, commencing on February 15, 1993; and dividends shall be cumulative from the date of original issue;

         (ii)   The shares of said Series shall not
         be redeemable prior to December 31, 2002; and on such date, all of the outstanding shares of said Series shall be subject to mandatory redemption (unless such action, in the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) at the mandatory redemption price of $100 per share, plus unpaid accumulated dividends; provided, however, that the payment of such mandatory redemption price shall be subordinate to the dividend and other distributive rights of the Preferred
         Stock, so that such redemption price shall not be paid and the shares of said Series shall not be redeemed unless (i) dividends on all outstanding shares of each particular series of the Preferred Stock, at the annual dividend rates fixed and determined either by these Restated Articles of Incorporation or in accordance with subdivision III.C.1 thereof, shall have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, and (ii) all amounts due and payable to the holders of Preferred Stock, by virtue of purchase funds, sinking funds, or other analogous devices for the retirement of the Preferred Stock, or by virtue of dissolution, liquidation or winding up of the corporation, shall have been paid or funds for the payment thereof shall have been set apart for payment;

         (iii)  The amount payable upon shares of
         said Series in the event of either
         involuntary or voluntary liquidation shall be $100 per share, plus unpaid accumulated dividends, if any, to the date of payment;

         (iv)   All shares of said Series redeemed by
         the corporation shall be cancelled and
         thereupon restored to the status of
         authorized but unissued Preference Stock of the corporation, undesignated as to series;
         and

         (v)    Whenever any of the dates mentioned
         with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.


Dated:  December 8, 1992

                        NORTHWEST NATURAL GAS COMPANY



(Corporate Seal)             By   Bruce R. DeBolt

                             Its Senior Vice President

                             ARTICLES OF AMENDMENT

           (PREFERRED STOCK $7.125 SERIES DESIGNATION CERTIFICATE)
                                      of
                         NORTHWEST NATURAL GAS COMPANY


         1.  The name of the corporation is NORTHWEST NATURAL
GAS COMPANY.

         2. The following resolution was duly adopted by the Board of Directors of the corporation on November 18, 1993 as an Amendment to the Restated Articles of Incorporation and does not require shareholder action:

         RESOLVED, that pursuant to authority expressly vested in the Board of Directors by the Restated
    Articles of Incorporation, as amended, of the corporation there hereby is established a series of the Preferred Stock of the corporation, consisting of 150,000 shares, designated as "Preferred Stock $7.125
    Series", the shares of which shall be identical with the shares of all other series of the Preferred Stock except for the preferences, limitations and relative rights fixed and determined hereafter:

                (i)(1)  the rate of dividend of shares of
         said Series shall be $7.125 per annum plus that amount, if any, which will maintain each holder's after Federal income tax dividend yield on each dividend with respect to which any legislative enactment, administrative action, judicial decision or other change in law shall reduce or eliminate the dividends received deduction of 70% provided by Section 243(a)(1) of the Internal
         Revenue Code of 1986, as amended, as in effect on April 1, 1988 (the "Dividends Received
         Deduction"), at the level at which such yield would have been if such dividend had been paid to such holder on April 1, 1988 (each holder's after Federal income tax dividend yield on April 1, 1988 being calculated on the bases of (i) a cost per share of $100, (ii) the Dividends Received
         Deduction, and (iii) an assumed Federal income tax rate of 34%; and, thereafter, such holder's after Federal income tax dividend yield being calculated on the bases of (i) and (iii) and any reduced dividends received deduction at the time then in effect); provided, however, that any such increased dividend shall be payable only (A) on shares of said Series in respect of which the holder shall have delivered to the corporation no later than 360 days after the effective date of any such reduction or elimination of the Dividends
         Received Deduction a written notice (I)
         stating that such holder is entitled to an increased dividend as a result of such reduction or elimination, (II) specifying the amount per share of such increase, and (III) specifying the total number of shares of said
         Series held by such holder, and (B) in
         respect of dividends payable after the date of receipt of such notice by the corporation;
         (2) the dividend payment dates shall be the 15th days of February, May, August and
         November in each year, commencing on February
         15, 1994; and (3) dividends shall be
         cumulative from December 1, 1993;

                (ii)(1)  Other than as provided in
         subdivision (2) below, shares of said Series shall not be redeemable at the election of the corporation prior to May 1, 1998. On and after May 1, 1998, the shares of said Series may be redeemed, at the election of the corporation, at the following redemption prices:

If Redeemed                         If Redeemed
During 12-Months    Redemption      During 12-Months   Redemption
Period Ending         Price         Period Ending        Price
April 30            Per Share       April 30           Per Share
------------------  ----------      ---------------    ---------
1999 . . . . . . .  $104.750        2004. . . . . . . .$102.375
2000 . . . . . . .  $104.275        2005. . . . . . . .$101.900
2001 . . . . . . .  $103.800        2006. . . . . . . .$101.425
2002 . . . . . . .  $103.325        2007. . . . . . . .$100.950
2003 . . . . . . .  $102.850        2008. . . . . . . .$100.475

          and thereafter $100 per share, plus an amount in each case equal to accrued unpaid dividends, if any, to the date of redemption; and (2) all but not less than all of the shares of said Series held by any holder which shall have given notice that such holder will be entitled to an increased dividend in accordance with subdivision (i)(l) above may be redeemed, at the election of the corporation, at the redemption price of $100 per share, plus an amount equal to accrued unpaid dividends, if any, to the date of redemption, within the period of 360 days commencing on the date of receipt by the corporation of such notice;

             (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $100 per share and in the event of voluntary liquidation (1) occurring prior to May 1, 1994, shall be $107.125 per share, (2) occurring during the 12-months periods ending April 30, 1995, 1996, 1997 and 1998, shall be, respectively, $106.650, $106.175, $105.700 and $105.225
          per share and (3) occurring on or after May 1, 1998, shall be an amount equal to the then applicable redemption price of shares of said Series, plus in each case, an amount equal to accrued unpaid dividends, if any, to the date of payment;

              (iv)  shares of said Series shall not be, by
          their terms, convertible;

               (v)  shares of said Series shall be entitled
          to the benefits of a sinking fund as follows:

                    (1)  The corporation (unless such
          action, in the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) as a sinking fund for the retirement of shares of said Series, shall redeem, in the manner herein provided, 7,500 shares of said Series on June 15, 1994 and 7,500 shares of said Series on the 15th day of June of each year thereafter so long as any shares of said Series shall remain outstanding, at $100.00 per share plus accrued unpaid dividends to the date fixed for redemption. The total number of shares to be redeemed and the number of shares to be redeemed from any holder shall be adjusted to the nearest full share so that fractional shares need not be redeemed. The corporation may, on any redemption date as above provided and at its option, credit against its sinking fund obligation such number of shares of said Series theretofore redeemed by the corporation, otherwise than for the account of its sinking fund obligation, or such number of shares of said Series theretofore purchased by the corporation at a price per share not in excess of $100.00 plus accrued unpaid dividends, and in either case not theretofore applied as a credit on its sinking fund obligation. The sinking fund for said Series shall not be cumulative. Notice of redemption for each sinking fund shall be given, and deposit of the aggregate redemption price may be made, subject to the general terms and provisions for redemption of the Preferred
          Stock set forth in subdivision III.C.4 of the Restated Articles of Incorporation;

                    (2)  Shares of said Series redeemed
          pursuant to the provisions of the sinking fund or credited thereto shall be cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation;

                    (3)  Unless otherwise provided by law,
          nothing herein contained shall prevent or in any manner restrict the Board of Directors of the corporation from authorizing and issuing any other series of Preferred Stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of Preferred Stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the date applicable to said Series and in the event there is a deficiency in the funds available in any particular year for the fulfillment of the maximum requirements of the purchase funds, sinking funds or other analogous devices of all outstanding series of Preferred Stock of the corporation in accordance with the terms thereof, such funds as are available in accordance with such terms for such purpose shall be prorated among all such series so that the percentage allocated to any particular series of Preferred Stock shall correspond with its portion of the total amount due; and

                    (4)  After June 15, 1994, so long as any
          shares of said Series shall be outstanding, no dividends on the Common Stock or the Preference Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of said Series then outstanding, be declared and set apart for payment, unless the corporation, on the June 15th immediately preceding the declaration of such dividend, shall have redeemed 7,500 shares of said Series at $100.00 per share plus accrued unpaid dividends to such June 15th or in accordance with the terms hereof shall have taken credits against the shares of said Series sinking fund which, with shares redeemed pursuant to such fund obligation, aggregate 7,500 shares of said Series; and

              (vi) Whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.


Dated: December 1, 1993

                                   NORTHWEST NATURAL GAS COMPANY



                                   By   Dwayne L. Foley
                                        -------------------------
                                        Its Senior Vice President
(Corporate Seal)

                           ARTICLES OF AMENDMENT
                                    TO
                    RESTATED ARTICLES OF INCORPORATION
                                    OF
                       NORTHWEST NATURAL GAS COMPANY



1.   The name of the corporation is Northwest Natural Gas
     Company.

2.   Subdivision A of Article III of the Restated Articles of
     Incorporation is amended to read as follows:

          "The aggregate number of shares of capital stock which the corporation shall have authority to issue is 63,500,000 shares, divided into 1,500,000 shares of Preferred Stock without par value, issuable in series as hereinafter provided, 2,000,000 shares of Preference Stock without par value, issuable in series as hereinafter provided, and 60,000,000 shares of Common Stock of the par value of $3-1/6 per share."

3. The amendment was adopted by the shareholders of the corporation on May 26, 1994.

4. 13,244,529 shares of Common Stock were outstanding and entitled to vote on the amendment.

5. 9,981,213 shares of Common Stock were voted for the amendment and 1,060,991 shares of Common Stock were voted against the amendment.

                    DATED:  May 27, 1994

                              NORTHWEST NATURAL GAS COMPANY



                              BY   /s/ Bruce R. DeBolt
                                   ------------------------
                                   Bruce R. DeBolt
                                   Senior Vice President

SAK|EX3A